Exhibit 99.3

To: CyberSource Employees

From: Bill and Mike

Date: April 21, 2010

Dear Employees,

Today we announced that we entered into a definitive agreement to be acquired by Visa. We have a worldwide all hands meeting this morning at 10 a.m. Pacific Time (18:00 BST) to discuss the transaction and to answer your questions. Joe Saunders, the CEO of Visa, will be at the meeting to greet the company and address the audience.

This is an incredible opportunity to join the leading company in the payment space, which is also one of the fastest growing and most successful companies in the world. We’ve had a long working relationship with Visa. Visa was an early investor in CyberSource before our IPO and has collaborated on fraud models built-in to CyberSource’s automated fraud management solutions since 1999. With similar cultures that value integrity and innovative thinking, our two companies are a natural fit. Visa’s focus on payment innovation and their suite of payment products align well with our vision, and this combination will position us for our next phase of growth.

Benefits of the Acquisition

This acquisition will result in a compelling combination that provides substantial benefits to Visa, CyberSource, and our employees, customers and partners. We are excited about the opportunity to join the Visa organization because:

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The combination with Visa provides a great platform to build innovative payment solutions for eCommerce merchants, and helps secure our position as a global payment leader. We’ll benefit from the Visa brand, and will be able to leverage Visa’s global footprint.

•

It provides more career opportunities for our employees as we join a Fortune 500 company. Joe and Visa are committed to our business and our people, and respect what we have built. Our two headquarters are located in close proximity and we intend to work closely with the senior Visa teams to leverage our relative strengths.

•	We will have more resources to innovate in a market that demands constant change.

•

With 92% of our revenues coming from the U.S. today, there is tremendous opportunity to expand our business through Visa’s global presence and local market expertise, leading to new customers for us and an increase in revenues from international markets.

CyberSource Integration

During management meetings between Visa and CyberSource, Visa expressed to us many times that they were interested in CyberSource as much for its employees as for the business we have built. Our employees bring specialized knowledge, expertise and technology that Visa doesn’t have today. Therefore, Visa has no immediate plans to make substantive changes to CyberSource’s operations. Visa is committed to preserving the best of CyberSource’s culture and retaining our talented team.

In terms of structure, CyberSource will become a wholly-owned subsidiary of Visa once the acquisition is complete. We anticipate that it will take several months to complete the transaction and expect to close the deal during the summer. An integration team made up of members of both companies will begin work this week, and we’ll keep you posted on this process as it evolves.

Once the deal closes, Mike will continue as CEO to oversee the business and will co-chair the Transition Steering Committee with Visa’s Oliver Jenkyn. Bill will join Visa as Executive Advisor and will be on the Transition Steering Committee to help with the integration of the two businesses.

Next Steps

Until the transaction is complete, we will continue to operate and behave as two separate organizations – it’s effectively ‘business as usual’. We will let you know of any relevant updates as they become available, and will update you further on how our business will fit into the Visa structure when the transaction is finalized. The attached documents, as well as those found on the Visa investor site (http://www.investor.visa.com) will further address some of your questions.

This is an extraordinary step for CyberSource, and this would not have been possible without the hard work and dedication of every person at CyberSource. This combination will position us for our next phase of growth and create great opportunities for our employees, provide innovative global solutions for our customers and partners, and enable us to lead the next wave of global payment innovation.

Bill and Mike

Forward Looking Statements

This document contains forward-looking statements based on current expectations or beliefs, as well as a number of assumptions about future events, and these statements are subject to factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of uncertainties, risks, assumptions and other factors, many of which are outside the control of Visa Inc. and CyberSource. The forward-looking statements in this release address a variety of subjects including, for example, the expected date of closing of the acquisition and the potential benefits of the merger. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the risk that CyberSource’s business will not be successfully integrated with Visa’s business; costs associated with the merger; matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction; and other events that could adversely impact the completion of the transaction, including industry or economic conditions outside of our control. In addition, actual results are subject to other risks and uncertainties that relate more broadly to Visa Inc.’s overall business, including those more fully described in Visa Inc.’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended September 30, 2009, and its quarterly report filed on Form 10-Q for the first quarter of 2010, and CyberSource’s overall business and financial condition, including those more fully described in CyberSource’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2009, and its quarterly reports filed on Form 10-Q for the current fiscal year. The forward-looking statements in this release speak only as of this date. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, CyberSource will file a proxy statement with the SEC. Additionally, CyberSource will file other relevant materials with the SEC in connection with the proposed acquisition of CyberSource by Visa pursuant to the terms of an Agreement and Plan of Merger by and among Visa, CyberSource and Market St. Corp., a wholly-owned subsidiary of Visa. The materials to be filed by CyberSource with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from CyberSource by contacting its investor relations department by telephone at (650) 965-6000 or by mail at CyberSource, Investor Relations, 1295 Charleston Road, Mountain View, California 94043. Investors and security holders of CyberSource are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

CyberSource, Visa and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CyberSource stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CyberSource’s executive officers and directors in the solicitation by reading CyberSource’s proxy statement for its 2009 annual meeting of stockholders the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009, containing Part III information when filed with the SEC on or before April 30, 2010, and the proxy statement and other relevant materials filed with the SEC in connection with the merger when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Visa’s executive officers and directors by reading Visa’s proxy statement for its 2010 annual meeting of stockholders. Information concerning the interests of CyberSource’s participants in the solicitation, which may, in some cases, be different than those of CyberSource’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding CyberSource directors and executive officers is also included in CyberSource’s proxy statement for its 2009 annual meeting of stockholders and will be included in the Annual Report on Form 10-K/A for the fiscal year ended December 31, 2009 containing Part III information.